                                                                   Exhibit 10.15


                                 FIRST AMENDMENT
                                       TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECUTITY AGREEMENT

This First Amendment to the Second Amended and Restated Loan and Security Agreement (the "Amendment") is entered into as of July 2, 2002, by and between COMERICA BANK - CALIFORNIA ("Bank") and INPHONIC, INC. and SIMIPC ACQUISITION CORP. ("Borrower").

                                    RECITALS

          Borrower and Bank are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of March 1, 2002, (as amended from time to time, together with any related agreements, the "Agreement"). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness." The parties desire to amend the Agreement in accordance with the terms of this Amendment. This Amendment shall be effective as of March 31, 2002.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I. Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by their reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

II. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Article III hereof, the Agreement is hereby amended as set forth below.

          A. Section 6.2(b) of the Agreement is hereby extended from "June 30, 2002" to "July 31, 2002."

          B. Section 6.7(a) of the Agreement is hereby deleted in its entirety and replaced with the following financial covenant:

                  Minimum Cash. At all times the Borrower is required to maintain unrestricted cash balances in the Bank equal to at least 2 times its outstandings (including non-cash secured Letters of Credit) under Bank facilities.

          C. Section 6.7(b) of the Agreement is hereby deleted in its entirety.


III.      Legal Effect.

          A. The Agreement is hereby amended wherever necessary to reflect the changes described above.

          B. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

          C. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Agreement. Except as expressly modified pursuant to this Amendment, the terms of the Agreement remain unchanged, and in full force and effect. Bank's agreement to modifications to the existing indebtedness pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties, all makers

AMENDMENT
PAGE 1 of 2
                  and endorsers of Agreement, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.

          D. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          E. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.

IV. Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. The effectiveness of this Agreement is conditioned upon receipt by Bank of this Amendment, and any other documents which Bank may require to carry out the terms hereof, including but not limited to the following:

          A.      This Amendment, duly executed by Borrower;

          B.      A legal fee from the Borrower in the amount of $250; and

          C. Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.


IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                         INPHONIC, INC.



                                         By: /s/ David A. Steinberg
                                             _____________________________

                                         Title:___________________________

                                         SIMIPC ACQUISITION CORP.

                                         By: /s/ David A. Steinberg
                                             _____________________________

                                         Title:___________________________

                                         COMMERICA BANK - CALIFORNIA

                                         By: /s/ Bradley Steel
                                             _____________________________

                                         Title:___________________________

AMENDMENT
PAGE 2 of 2